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                                   EXHIBIT 23

                        Consent of Independent Auditors

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                                                 [PURVIS GRAY & CO. LOGO]

                                                               EXHIBIT 23


                       CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Annual Report (Form 10-K) of Citi-Bancshares, Inc. and Subsidiary of our report dated February 1, 1996, included in the 1995 Annual Report to Shareholders of Citi-Bancshares, Inc. and Subsidiary.

We also consent to the incorporation by reference in the Citi-Bancshares, Inc. Registration Statement (Form S-8 No. 33-87462) dated December 15, 1994, of our report dated February 1, 1996, with respect to the financial statements of Citi-Bancshares, Inc. and Subsidiary, incorporated by reference herein.


March 26, 1996
Gainesville, Florida                        /s/ PURVIS, GRAY AND COMPANY
                                            --------------------------------
                                            Purvis, Gray and Company